UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 06, 2024

Boundless Bio, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41989	83-0751369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10955 Alexandria Way, Suite 100,
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 766-9912

9880 Campus Point Drive, Suite 120,
San Diego, California 92121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BOLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, Klaus Wagner, M.D., Ph.D., notified Boundless Bio, Inc. (the “Company”) that he will step down from his role as Chief Medical Officer and depart the Company, effective December 29, 2024.

Item 7.01 Regulation FD Disclosure.

On December 12, 2024, the Company issued a press release announcing updates to its portfolio of extrachromosomal DNA (“ecDNA”) directed therapy (“ecDTx”) programs and to its executive leadership team. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including in Exhibit 99.1 to this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation by reference language in any such filing, unless the Company specifically states in such filing that such information, or a portion thereof, is to be considered “filed” rather than furnished or incorporated by reference therein.

Item 8.01 Other Events.

In its press release issued on December 12, 2024, the Company provided updates on its portfolio of ecDTx programs. The information in the press release set forth under the headings “Pipeline Updates” and “Forward-Looking Statements” is incorporated into this Item 8.01 by reference. Based upon its current operating plans, the Company believes that its cash, cash equivalents, and short-term investments will be sufficient to fund its operations into 2027.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release Issued on December 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOUNDLESS BIO, INC.

Date:	December 12, 2024	By:	/s/ Jessica Oien
Name: Jessica Oien Title: Chief Legal Officer and Corporate Secretary